UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 2005

                               Intelli-Check, Inc.
               (Exact name of registrant as specified in charter)

          Delaware                     001-15465                11-3234779
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)

        246 Crossways Park West, Woodbury, NY                     11797
       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: 516-992-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

      On October 11, 2005, Mr. Charles McQuinn resigned from the Board of Directors of Intelli-Check, Inc. (the "Company") due to personal circumstances. Mr. McQuinn's resignation did not involve a disagreement with the Company on any matter relating to the Company's operations, policies or practices.








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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INTELLI-CHECK, INC.



                               By: /s/ Frank Mandelbaum
                                   -------------------------------------------
                                   Name:  Frank Mandelbaum
                                   Title: Chairman and Chief Executive Officer



Dated:  October 12, 2005



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